UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2020

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	1.375% Notes due 2021	PLD/21	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2022	PLD/22	New York Stock Exchange
Prologis, L.P.	3.375% Notes due 2024	PLD/24	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2026	PLD/26	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Form 8-K is being filed for the purpose of filing pro forma financial information of Prologis, Inc. (“Prologis”) and Prologis, L.P. (“Prologis OP”) and certain financial statements of Liberty Property Trust (“LPT”) and Liberty Property Limited Partnership (“Liberty OP”). Prologis and Prologis OP have entered into an Agreement and Plan of Merger an Agreement and Plan of Merger by and among Prologis, Prologis OP, Lambda REIT Acquisition LLC, Lambda OP Acquisition LLC, LPT, Leaf Holdco Property Trust and Liberty OP, providing for the proposed merger of LPT and Prologis.

This Form 8-K is also being filed for the purpose of filing the financial statements of DCT Industrial Trust Inc. (“DCT”) and DCT Industrial Operating Partnership LP (“DCT OP”). On August 22, 2018, DCT OP merged with and into Prologis OP and DCT merged with and into Prologis.

Item 8.01. Other Events.

The audited consolidated financial statements of LPT and Liberty OP as of and for the year ended December 31, 2018 are filed as Exhibit 99.2 to this Current Report on Form 8-K. The unaudited consolidated financial statements of LPT and Liberty OP and the notes thereto as of and for the nine months ended September 30, 2019 are hereby filed as Exhibit 99.3 to this Current Report on Form 8-K.

The audited consolidated financial statements of DCT and DCT OP as of and for the year ended December 31, 2017 are filed as Exhibit 99.4 to this Current Report on Form 8-K. The unaudited consolidated financial statements of DCT and DCT OP and the notes thereto as of and for the six months ended June 30, 2018 are hereby filed as Exhibit 99.5 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2019 and the unaudited pro forma condensed combined statements of income for the year ended December 31, 2018 and the nine months ended September 30, 2019 of Prologis and Prologis OP are incorporated by reference to Exhibit 99.1 to this Current Report on Form 8-K. Such unaudited pro forma condensed combined financial statements are not necessarily indicative of the financial position that actually would have existed or the operating results that actually would have been achieved if the adjustments set forth therein had been in effect as of the dates and for the periods indicated or that may be achieved in future periods and should be read in conjunction with the historical financial statements of Prologis, Prologis OP, LPT, Liberty OP, DCT and DCT OP.

(d)	Exhibits.

The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP
23.2	Consent of Ernst & Young LLP
23.3	Consent of Ernst & Young LLP
99.1	Unaudited pro forma condensed combined financial information of Prologis, Inc. and Prologis, L.P as of September 30, 2019 and for the year ended December 31, 2018 and the nine months ended September 30, 2019
99.2	Audited consolidated financial statements of Liberty Property Trust and Liberty Property Limited Partnership and the notes thereto as of and for the years ended December 31, 2018, 2017 and 2016 (incorporated by reference to Exhibit 99.1 to the Combined Current Reports of Liberty Property Trust and Liberty Property Limited Partnership on Form 8-K, filed on November 25, 2019)
99.3	Unaudited consolidated financial statements of Liberty Property Trust and Liberty Property Limited Partnership and the notes thereto as of September 30, 2019 and the three and nine-month periods ended September 30, 2019 and 2018
99.4	Audited consolidated financial statements of DCT Industrial Trust Inc. and DCT Industrial Operating Partnership LP and the notes thereto as of and for the year ended December 31, 2017 (incorporated by reference to Exhibit 99.4 to the Combined Current Reports of Prologis, Inc. and Prologis, L.P. on Form 8-K/A, filed on August 24, 2018)
99.5	Unaudited consolidated financial statements of DCT Industrial Trust Inc. and DCT Industrial Operating Partnership LP and the notes thereto as of and for the six months ended June 30, 2018 (incorporated by reference to Exhibit 99.5 to the Combined Current Reports of Prologis, Inc. and Prologis, L.P. on Form 8-K/A, filed on August 24, 2018)
104	Cover Page Interactive Data File (embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

Date: January 28, 2020	By:	/s/ Deborah K. Briones
Name: Deborah K. Briones
Title: Senior Vice President, Associate General Counsel

PROLOGIS, L.P.
By: Prologis, Inc.,
its General Partner

Date: January 28, 2020	By:	/s/ Deborah K. Briones
Name: Deborah K. Briones
Title: Senior Vice President, Associate General Counsel